Exhibit 99.4

EMPLOYEE EMAIL
September 7, 2010

Dear Colleagues:

I am writing to update you on several important developments that we announced this morning.

First, we are pleased to report another solid quarter of performance at Casey’s.  Our results for the three months ended July 31, 2010 again demonstrate that we are all working together to create exceptional value for our shareholders, customers and business partners.  With the continued execution of our strategic initiatives – coupled with the success of our recapitalization – Casey’s future continues to look very bright.

Second, we announced this morning that Casey’s Board of Directors unanimously recommends that shareholders not tender into the unsolicited, revised $38.50 per share offer from Couche-Tard. The Board determined that the Couche-Tard offer substantially undervalues Casey’s and is not in the best interests of our company, employees, shareholders, and other constituencies.

Separately, we also announced today that the Company has received a new $40 per share preliminary proposal from a strategic third party interested in a consensual transaction.  While the Board firmly believes that Casey’s value substantially exceeds $40 per share, it has authorized discussions with the third party to explore whether a transaction can be reached that reflects the true value of Casey’s and is in the best interests of Casey’s, its shareholders and other constituencies. Please understand that these confidential discussions do not necessarily mean a transaction will be reached and there is no specific timetable for the discussions.  Every one of us on Casey’s Board takes our duties very seriously.  We have acted – and will continue to act – in the best interests of Casey’s, our employees, our shareholders, and our other constituencies as we move forward.

Given the outstanding commitment everyone at Casey’s has to operational excellence and our ability to consistently deliver returns to our shareholders, we are not surprised by the intense interest in Casey’s.  As always, I want to thank you for your unwavering dedication to Casey’s and for continuing to focus on providing the highest quality service to our customers.  As we move forward, we all need to stay focused on operating the business as usual.

If you receive any media or other outside inquiries regarding this situation, please direct them to Bill Walljasper at (515) 965-6505.  Additionally, if you have a personal question, please contact a member of executive management: Terry Handley, Bill Walljasper, Sam Billmeyer or Julie Jackowski as appropriate.

Best regards,

Robert Myers

Important Information
In response to the tender offer commenced by Alimentation Couche-Tard Inc. (“Couche-Tard”) referred to in this communication, Casey’s General Stores, Inc. (“Casey’s”) has filed a solicitation/recommendation statement with the Securities and Exchange Commission (the “SEC”).  Investors and security holders are urged to read the solicitation/recommendation statement with respect to the tender offer and, when they become available, any other relevant documents filed with the SEC, because they contain important information.  Investors and security holders may obtain a free copy of the solicitation/recommendation statement with respect to the tender offer and other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the solicitation/recommendation statement with respect to the tender offer and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Casey’s has filed with the SEC and mailed to its shareholders a definitive proxy statement and white proxy card in connection with its 2010 Annual Meeting of Shareholders. Investors and security holders are urged to read the definitive proxy statement and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and, when available, other documents that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the definitive proxy statement and, when available, other documents filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Certain Information Concerning Participants
Casey’s, its directors and executive officers may be deemed to be participants in the solicitation of Casey’s security holders in connection with its 2010 Annual Meeting of Shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Casey’s Annual Report on Form 10-K for the year ended April 30, 2010, which was filed with the SEC on June 29, 2010, and its definitive proxy statement for the 2010 Annual Meeting of Shareholders, which was filed with the SEC on August 12, 2010. To the extent holdings of Casey’s securities have changed since the amounts printed in the definitive proxy statement for the 2010 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com.

Forward-Looking Statements
This communication contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements represent our expectations or beliefs concerning future events that may not prove to be accurate.  The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions are used to identify forward-looking statements.  We caution you that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including the risk that our cash balances and cash generated from operations and financing activities will not be sufficient for our future liquidity and capital resource needs, competition in the industry in which we operate, changes in the price or supply of gasoline, tax increases or other changes in the price of or demand for tobacco products, potential liabilities and expenditures related to compliance with environmental and other laws and regulations, the seasonality of demand patterns, weather conditions, future actions by Couche-Tard in connection with its unsolicited tender offer to acquire Casey’s, the risk that disruptions or uncertainty from Couche-Tard’s unsolicited tender offer will divert management’s time and harm Casey’s relationships with our customers, employees and suppliers; the increased indebtedness that the Company has incurred to purchase shares of our common stock in our self tender offer; the price at which we purchased shares of our common stock in our self tender offer and the number of shares purchased in such offer; the price and time at which we may make any additional repurchases of our common stock following completion of our self tender offer as well as the number of shares acquired in such repurchases and the terms, timing, cost and interest rate on any indebtedness incurred to fund such repurchases; and the other risks and uncertainties included from time to time in our filings with the SEC.  Further, there can be no assurance that a transaction with the strategic third party referred to in this communication will be reached on terms that the Casey’s Board of Directors (the “Board”) will determine are in the best interests of Casey’s, its shareholders and its other constituencies.  Moreover, even if the Board were to approve a transaction with such third party, there can be no assurance that the approved transaction will be consummated.  We further caution you that other factors we have not identified may in the future prove to be important in affecting our business and results of operations.  We ask you not to place undue reliance on any forward-looking statements because they speak only of our views as of the statement dates.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.